united states
securities and exchange commission
washington, d.c. 20549

form n-csR

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	06/30

Date of reporting period:	06/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

Silk Invest New Horizons Frontier Fund

June 30, 2018

Fund Adviser:

Silk Invest Limited
78 Cannon Street
London, EC4N 6HL
United Kingdom
(800) 797-9745

invest@silkinvest.com

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Dear Shareholders

The Silk Invest New Horizons Frontier Fund (the “Fund”) is an open-end fund which seeks capital appreciation through investing in securities of issuers located in frontier markets, or whose primary operations or principal trading markets are in frontier markets, and depositary receipts of such issuers.

PERFORMANCE REVIEW

The Fund’s Institutional Class Shares returned 0.40% for the year ended June 30, 2018, compared to the 1.69% return of the MSCI Frontier Markets Index over the same period.

The upbeat performance of frontier markets in the 3rd and 4th quarters of 2017, +14.09%, could not be sustained in the first half of 2018, as the index gave back almost all of its gains by June 30, 2018. The geo-political landscape devolved significantly during the period as political uncertainty rattled the Euro-Zone periphery, Turkey, Pakistan, Kenya and other developing countries. Frontier markets followed this trend over the period.

The low volatility regime that prevailed during the second half of 2017 encouraged global investors to increase allocations to the most cyclical markets in our universe, which resulted in Argentina being a clear outperformer over the period, while smaller emerging markets like Egypt and Pakistan underperformed. The challenging macro picture, less favorable global financial conditions driven by central banks’ actions and unforeseen risk of global trade disruptions emanating from the U.S., caused a sudden and important reversal of the rally at the end of January 2018. As the situation in Argentina deteriorated, its currency plunged to record lows, while the IMF struggled to implement a program to stabilize the situation. In Nigeria, after another de-facto devaluation, the Nigerian stock market rebounded significantly over the period, while Ghana and Egypt outperformed the other frontier markets. Strong investor flows to Vietnam resulted in demanding valuations for the country’s blue-chip companies, while in Pakistan, the central bank orchestrated a series of devaluations to alleviate investors’ concerns about inflation and budget deficits.

On an annual basis, index provider MSCI reviews its indices and makes adjustments to its country constituents in the form of upgrades, downgrades, inclusions or deletions based on set criteria for each benchmark index. As part of the most recent review, Saudi Arabia, which has never been in any MSCI index, will be included in the MSCI Emerging Markets Index. Inclusion in the emerging markets index usually leads to increased asset flows into those markets from global investors who are benchmarked to the index. The Saudi index rose 23.8% in USD terms during the period. Argentina will be upgraded to emerging markets index status from its current place in the MSCI Frontier Index, and Kuwait will be reviewed in the coming year for a possible upgrade to the emerging markets index.

PORTFOLIO OUTLOOK AND STRATEGY

Frontier and emerging markets, in general, are expected to remain volatile in the second half of 2018 due to regional and domestic political uncertainties, in addition to the potential adverse impact of the ongoing trade war.

Select African and Gulf Cooperation Council* markets have seen signs of economic stabilization owing to firmness in oil prices and the recovery in other commodities. Kenya is expected to see an increase in the corporate tax rate going forward, as suggested by the Treasury Minister in his latest tax measures in the 2019 budget, as the country’s debt to GDP level is already close to the 60% threshold. This would reduce overall corporate sector profitability. We remain positive in the Gulf Cooperation Council region, as Saudi Arabia benefited from reclassification from exclusion in any index to inclusion in the emerging markets index, and Kuwait benefited from being considered for possible upgrade from the frontier markets index to the emerging markets index. Qatar is on the road to recovery, as Fitch has revised its outlook to ‘Stable’ from ‘Negative’ and has also affirmed its Long-Term rating at AA-. Morocco’s government is still targeting 3.6% economic growth for the full year, based on improving agricultural production in the second half of 2018, and rising phosphate prices.

Pakistan’s political climate is heating up, as elections are scheduled for the 25th of July and the two major parties are facing major corruption investigations and charges. Economic indicators continue to worsen, as the government is facing significant head winds due to widening trade and budget deficits.

*	The Gulf Cooperation Council is made up of Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the UAE (United Arab Emirates).

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

The long-awaited MSCI upgrade of Argentina to emerging market status was announced at the end of June 2018, but didn’t provide much respite to the negative trend in equity markets. The confirmation is, however, still expected to drive passive and active flows leading up to the actual inclusion in May 2019, 10 years after the country was downgraded to frontier market status. Despite a number of yellow flags in the frontier universe, we believe that the Silk Invest New Horizons Frontier Fund continues to offer attractive valuations and the stocks we hold in those markets maintain a solid earnings outlook. The current Price to Earnings (P/E) ratio of the Fund stands at 12.4x, Price to Book (P/BV) ratio at 1.6x while the dividend yield is at 4.7% and the 30-day SEC yield as of June 30, 2018 is 0.72%.

THE FUND

During the year ended June 30, 2018, the three largest contributors to absolute performance in dollar terms were Masan Group, Elswedy Electric and LabelVie which increased 86.5%, 140.2% and 55.6% respectively. Conversely, the three largest detractors were Lucky Cement, Addoha Douja Promotions and Emaar properties which declined 46.1%, 61.1% and 31.2% in dollar terms respectively. Relative to the investable universe, the strategy didn’t participate in the rally in the Energy sector which performed strongly over the year ended June 30, 2018. As per Silk Invest’s investment guidelines, the Fund does not invest in this sector.

On an industry level, the three largest contributors to Fund’s return were Consumer Staples, Industrials and Financials which contributed +6.3%, +2.2% and +1.6% respectively. Conversely, Materials, Consumer Discretionary and Real Estate had negative impact on Fund’s return by 3.8%, 2.3% and 2.3% respectively.

On a country level, the three largest contributors to Fund’s return were Egypt, Vietnam and Kenya which added 4%, 3.9% and 2.7% respectively. Out of index exposure to Pakistan (-4.4%), significant underweight in Argentina (-1.9%, the top frontier market performer in 2017 and the worst in 2018) and out of index exposure to the UAE (-1.7%) had the largest negative contribution to the Fund’s return in dollar terms.

The Fund has showed resilience in a difficult year due to its conservative positioning. We expect market conditions to normalize during the next quarters and we consider our portfolio as well positioned for that environment.

Note: On April 9, 2018, Silk Invest Limited became the Adviser for the Fund, after having been the sub-adviser since its May 2016 inception. The Fund is the legal successor to the Frontier Silk Invest New Horizons Fund, and acquired all the net assets and performance of the Frontier Silk Invest New Horizons Fund on April 9, 2018, pursuant to a plan of reorganization.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance current to the most recent month end may be obtained by calling (800) 797-9745.

The Fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 797-9745. The Silk Invest New Horizons Frontier Fund is distributed by Ultimus Fund Distributors, LLC.

Investing involves risk, including loss of principal. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuation, political and economic instability and differences in financial reporting standards and securities market regulation. Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a results, the risks of investing in emerging markets countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties, including the repatriation of investment income, and return of capital on the proceeds of sales of securities by foreign investors. Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended June 30, 2018)
		Since Inception(b)
	One Year	(05/25/16)	(05/27/16)
Silk Invest New Horizons Frontier Fund
Institutional Class	0.40%	4.22%	N/A
Service Class	0.26%	N/A	4.04%

MSCI Frontier Markets Index (c)	1.69%	7.59%	7.26%

	Expense Ratios(d)
	Institutional Class	Service Class
Gross	1.90%	2.05%
With Applicable Waivers	1.75%	1.90%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Silk Invest New Horizons Frontier Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 797-9745.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The Fund is the legal successor to the Frontier Silk Invest New Horizons Fund (the “Predecessor Fund”), a series of Frontier Funds, Inc., an unaffiliated registered investment company. On April 6, 2018, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization.

(c)

The MSCI Frontier Markets Index (the “Index”) captures large- and mid-cap representation across 29 Frontier Markets (FM) countries: Argentina, Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam. The index includes 112 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s prospectus dated February 23, 2018, as amended April 9, 2018. Silk Invest Limited (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% and 1.89% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively through October 31, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement. Additional information pertaining to the Fund’s expense ratios as of June 30, 2018 can be found on the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 797-9745.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited)(continued)

The chart above assumes an initial investment of $100,000 made on May 25, 2016 (commencement of operations) for the Fund’s Institutional Class and held through June 30, 2018. The MSCI Frontier Markets Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is the legal successor to the Frontier Silk Invest New Horizons Fund (the “Predecessor Fund”), a series of Frontier Funds, Inc., an unaffiliated registered investment company. On April 6, 2018, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 797-9745. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Silk Invest New Horizons Frontier Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

	Shares	Value
COMMON STOCKS — 87.17%

Argentina — 2.68%
Cablevision Holding SA - GDR(a)	49,883	$520,444
Telecom Argentina SA - ADR	52,491	931,191
		1,451,635
Bangladesh — 6.87%
BRAC Bank Ltd.	2,050,500	1,743,439
GrameenPhone Ltd.	424,800	1,976,717
		3,720,156
Egypt — 13.20%
CI Capital Holding Co. SAE(a)	1,884,679	896,764
Egyptian Financial Group-Hermes Holding Co.	1,197,300	1,545,236
Elswedy Electric Co.	121,560	1,356,701
Ibnsina Pharma SAE(a)	1,619,368	1,079,277
Obour Land For Food Industries	969,261	1,116,398
Palm Hills Developments SAE(a)	4,585,000	1,154,312
		7,148,688
Ghana — 0.72%
Ghana Commercial Bank Ltd.(b)	360,400	388,834

Kenya — 12.69%
Centum Investment Co. Ltd.(b)	1,640,670	601,454
Equity Group Holdings Ltd.	4,356,907	1,996,502
KCB Group Ltd.	4,645,224	2,128,620
Safaricom Ltd.	7,336,906	2,145,986
		6,872,562
Morocco — 6.51%
Auto Hall (b)	48,926	462,990
Douja Promotion Groupe Addoha SA	294,650	550,234
Label Vie (b)	11,362	2,515,917
		3,529,141
Nigeria — 15.22%
Guaranty Trust Bank plc	18,815,504	2,118,044
Lafarge Africa plc (b)	20,732,427	2,358,346
Nestle Nigeria plc	463,362	2,027,237
Zenith Bank plc	25,169,452	1,747,903
		8,251,530
Oman — 1.85%
Ooredoo	734,950	1,003,969

Pakistan — 8.07%
Cherat Cement Co. Ltd.	867,000	692,731
Engro Corporation Ltd.	365,000	941,313
Lucky Cement Ltd.	287,300	1,198,351
MCB Bank Ltd.	450,000	732,351
United Bank Ltd.	580,000	805,394
		4,370,140
Qatar — 3.29%
Ooredoo QPSC	89,220	1,782,425

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

	Shares	Value
COMMON STOCKS (cont.)

South Africa — 1.37%
Vodacom Group Ltd.	83,000	$741,922

United Arab Emirates — 7.12%
Air Arabia PJSC	6,126,000	1,632,822
Emaar Properties PJSC	1,656,700	2,223,197
		3,856,019
Vietnam — 7.58%
Masan Group Corporation	608,000	2,088,761
Saigon Securities, Inc.	1,634,000	2,018,799
		4,107,560

Total Common Stocks (Cost $45,183,296)		47,224,581

PARTICIPATION (EQUITY LINKED) NOTES (c) — 10.16%
Kuwait – 1.74%
Human Soft Holdings Co., Issued by Deutsche Bank AG London, Expires 07/13/2027	81,500	940,388

Saudi Arabia – 8.42%
Abdullah Al Othaim Markets Co., Issued by ARQ P Notes BV, Expires 02/28/2022	60,880	1,220,741
Al Khaleej Training and Education Co., Issued by ARQ P Notes BV, Expires 02/28/2022	317,947	1,325,935
Herfy Food Services Co. Ltd., Issued by ARQ P Notes BV, Expires 02/28/2022	33,852	422,889
Saudia Dairy & Foodstuff Co., Issued by ARQ P Notes BV, Expires 02/28/2022	34,320	862,046
United International Transportation Co., Issued by ARQ P Notes BV, Expires 02/28/2022	76,800	730,053
		4,561,664

Total Participation (Equity Linked) Notes (Cost $5,915,005)		5,502,052

MONEY MARKET FUNDS — 0.69%
First American Government Obligations Fund, Class X, 1.81%(d)	375,098	375,098

Total Money Market Funds (Cost $375,098)		375,098

Total Investments — 98.02% (Cost $51,473,399)		53,101,731

Other Assets in Excess of Liabilities — 1.98%		1,070,886

NET ASSETS — 100.00%		$54,172,617

(a)	Non-income producing security.
(b)	Illiquid security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Board of Trustees.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2018.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets
Investments in securities at value (cost $51,473,399)	$53,101,731
Foreign currency (cost $1,061,540)	1,068,662
Dividends and interest receivable	158,773
Receivable for investments sold	156,242
Prepaid expenses	25,605
Total Assets	54,511,013

Liabilities
Payable to Adviser	46,258
Payable to Administrator	10,188
Accrued Administrative services plan - Service Class	1,982
Deferred foreign capital gains taxes	191,005
Foreign capital gains taxes payable	22,855
Other accrued expenses	66,108
Total Liabilities	338,396

Net Assets	$54,172,617

Net Assets consist of:
Paid-in capital	$51,817,268
Accumulated undistributed net investment income	1,048,141
Accumulated net realized loss from investment transactions	(136,148)
Net unrealized appreciation on:
Investments	1,437,327	(1)
Foreign Currency	6,029
Net Assets	$54,172,617

Net Assets: Institutional Class	$35,194,742

Shares outstanding (unlimited number of shares authorized, no par value)	3,385,063
Net asset value ("NAV"), offering and redemption price per share	$10.40

Net Assets: Service Class	$18,977,875

Shares outstanding (unlimited number of shares authorized, no par value)	1,826,552
Net asset value ("NAV"), offering and redemption price per share	$10.39

(1)	Net of $191,005 in deferred foreign capital gain taxes.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $171,479)	$2,309,722
Total investment income	2,309,722

Expenses
Adviser	853,652
Custodian	180,609
Legal	49,811
Registration	38,109
Audit and tax preparation	28,907
Trustee	27,911
Fund accounting	26,288
Administrative services plan - Service Class	21,755
Administration	19,326
Transfer agent	15,955
Report printing	10,528
Compliance services	3,000
Miscellaneous	22,436
Total expenses	1,298,287
Fees Waived by Adviser	(181,431)
Net expenses	1,116,856
Net investment income	1,192,866

Net Realized and Change in Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on investment securities transactions	715,839	(1)
Net realized loss on foreign currency transactions	(88,338)
Net change in unrealized appreciation on:
Investments	(1,506,853	)(2)
Foreign currency	8,649

Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	(870,703)

Net increase in net assets resulting from operations	$322,163

(1)	Net of $56,387 in foreign capital gain taxes.
(2)	Net of decrease in deferred foreign capital gain taxes of $99,430.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2018	For the Period November 1, 2016 through June 30, 2017(1)	For the Period May 25, 2016(2) through October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,192,866	$750,508	$184,635
Net realized gain (loss) on investment securities and foreign currency transactions	627,501	1,009,684	(121,061)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(1,498,204)	5,351,134	(2,409,574)
Net increase (decrease) in net assets resulting from operations	322,163	7,111,326	(2,346,000)

Distributions
From net investment income - Institutional Class	(462,441)	(91,381)	—
From net investment income - Service Class	(245,120)	(36,280)	—
Net realized gain – Institutional Class	(1,224,433)	—	—
Net realized gain – Service Class	(672,485)	—	—
Total distributions	(2,604,479)	(127,661)	—

Capital Transactions - Institutional Class
Proceeds from shares sold	611,004	2,320,850	4,628,026
Shares issued from transfer in-kind (3)	—	—	26,604,000
Reinvestment of distributions	1,671,312	90,244	—
Amount paid for shares redeemed	(2,215,661)	(15)	—
Total Institutional Class	66,655	2,411,079	31,232,026

Capital Transactions - Service Class
Proceeds from shares sold	3,815,159	4,293,714	15,902,780
Proceeds from redemption fees (4)	91	—	—
Reinvestment of distributions	912,627	36,280	—
Amount paid for shares redeemed	(4,692,322)	(428,865)	(1,731,956)
Total Service Class	35,555	3,901,129	14,170,824
Net increase in net assets resulting from capital transactions	102,210	6,312,208	45,402,850

Total Increase (Decrease) in Net Assets	(2,180,106)	13,295,873	43,056,850

Net Assets
Beginning of period	56,352,723	43,056,850	—
End of period	$54,172,617	$56,352,723	$43,056,850

Accumulated undistributed net investment income	$1,048,141	$707,561	$127,658

Share Transactions - Institutional Class
Shares sold	54,703	234,952	464,982
Shares issued from transfer in-kind (3)	—	—	2,660,400
Shares issued in reinvestment of distributions	154,465	9,420	—
Shares redeemed	(193,857)	(2)	—
Total Institutional Class	15,311	244,370	3,125,382

Share Transactions - Service Class
Shares sold	334,433	415,544	1,626,587
Shares issued in reinvestment of distributions	84,346	3,783	—
Shares redeemed	(424,333)	(42,327)	(171,481)
Total Service Class	(5,554)	377,000	1,455,106

(1)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(2)	The Fund commenced operations on May 25, 2016.
(3)	See Note 1 in Notes to Financial Statements.
(4)	The Fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

FINANCIAL HIGHLIGHTS - Institutional Class

For a share outstanding throughout each period

	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)		For the Period Ended October 31, 2016(b)
Selected Per Share Data
Net asset value, beginning of period	$10.83	$9.40		$10.00
Investment operations:
Net investment income	0.23	0.14		0.04
Net realized and unrealized gain (loss)	(0.16)	1.32		(0.64)
Total from investment operations	0.07	1.46		(0.60)

Less Distributions:
From net investment income	(0.14)	(0.03)		—
From net realized gain on investments	(0.36)	—		—
Total Distributions	(0.50)	(0.03)		—

Net asset value, end of period	$10.40	$10.83		$9.40

Total Return (c)	0.40%	15.56	%(d)	(6.00	)%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$35,195	$36,504		$29,376
Ratio of net expenses to average net assets	1.83%	1.85	%(e)	1.85	%(e)
Ratio of expenses to average net assets before waiver	2.14%	2.21	%(e)	2.27	%(e)
Ratio of net investment income to average net assets	2.02%	2.29	%(e)	1.08	%(e)
Portfolio turnover rate (f)	39%	25	%(d)	15	%(d)

(a)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(b)	For the period May 25, 2016 (commencement of operations) to October 31, 2016.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

FINANCIAL HIGHLIGHTS - Service Class

For a share outstanding throughout each period

	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)		For the Period Ended October 31, 2016(b)
Selected Per Share Data
Net asset value, beginning of period	$10.83	$9.40		$10.02
Investment operations:
Net investment income	0.22	0.15	(c)	0.03
Net realized and unrealized gain (loss)	(0.17)	1.30		(0.65)
Total from investment operations	0.05	1.45		(0.62)

Less Distributions:
From net investment income	(0.13)	(0.02)		—
From net realized gain on investments	(0.36)	—		—
Total Distributions	(0.49)	(0.02)		—

Net asset value, end of period	$10.39	$10.83		$9.40

Total Return (d)	0.26%	15.51	%(e)	(6.19	)%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$18,978	$19,849		$13,681
Ratio of net expenses to average net assets	1.93%	1.95	%(f)	1.95	%(f)
Ratio of expenses to average net assets before waiver	2.24%	2.32	%(f)	2.35	%(f)
Ratio of net investment income to average net assets	1.95%	2.30	%(f)	1.13	%(f)
Portfolio turnover rate (g)	39%	25	%(e)	15	%(e)

(a)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(b)	For the period May 27, 2016 (commencement of operations) to October 31, 2016.
(c)	Per share amount calculated using average shares method.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE 1. ORGANIZATION

The Silk Invest New Horizons Frontier Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 15, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Silk Invest Limited (the “Adviser”). The investment objective of the Fund is capital appreciation.

The Fund currently offers Institutional Class and Service Class shares. The Institutional Class commenced operations on May 25, 2016, and the Service Class commenced operations on May 27, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund is the legal successor to the Frontier Silk Invest New Horizons Fund (the “Predecessor Fund”), a series of Frontier Funds, Inc., an unaffiliated registered investment company. On April 6, 2018, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 3,394,933 shares of the Predecessor Fund’s Institutional Class Shares, valued at $40,894,389 for the exact same shares and value of the Fund’s Institutional Class Shares; and 1,930,961 shares of the Predecessor Fund’s Service Class Shares, valued at $23,251,457 for the exact same shares and value of the Fund’s Service Class Shares. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Predecessor Fund were $64,145,846, including $11,330,980 of unrealized appreciation, $793,843 of undistributed net investment income, and $665,061 of accumulated realized loss.

The accounting and performance history of the Institutional Class Shares and Service Class Shares of the Predecessor Fund were re-designated as that of the Institutional Class Shares and Service Class Shares of the Fund, respectively.

Simultaneous with the commencement of the Predecessor Fund’s investment operations on May 25, 2016, the Silk Road Global Frontier Fund, LLC (the “Private Fund”), a limited liability company managed by Silk Capital Management, LLC, an affiliate of the Adviser, transferred all of the assets of the Private Fund to the Predecessor Fund in exchange for Institutional Class shares of the Predecessor Fund. The investment objective of the Private Fund was substantially similar to that of the Predecessor Fund. The total amount of the transfer was $26,604,000, consisting of securities, cash and other receivables, which were recorded at value as of the date of the conversion. The transaction was considered non-taxable to the Predecessor Fund for federal income tax purposes. For tax purposes, the cost basis of investments received by the Predecessor Fund from the Private Fund was carried forward to align the ongoing reporting of the Predecessor Fund’s realized and unrealized gains and losses with the amounts distributable to shareholders. As a result of the in-kind transfer, the Fund issued 2,660,400 Institutional Class shares at a net asset value (“NAV”) of $10.00 per share.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the requirement applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in certain foreign jurisdictions on gains realized upon sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. The Fund accrues a deferred liability for unrealized gains in excess of available loss carryforwards on certain foreign securities based on existing tax rates and holding periods of the securities. As of June 30, 2018, the Fund recorded a deferred liability for potential future capital gains taxes of $191,005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Redemption Fee – The Fund charges a 2.00% redemption fee for shares redeemed within 180 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Income received from participation (equity-linked) notes (“P-Notes”) is recorded as dividend income on the Statement of Operations. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Foreign Currency Translation and Risks – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including:

Foreign Securities Risks – Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign taxes. Geopolitical events, including those in the Middle East, may also cause market disruptions.

Frontier Markets Risks – Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss. Frontier market securities also tend to be less liquid.

Currency Risks – The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including but not limited to, changes in interest rates, intervention by central banks or supranational entities such as the International Monetary Fund, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier markets companies trade.

P-Note Risks – P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of an underlying security or market. The risks of P-Notes include many of the risks associated investing directly in foreign securities. Additionally, P-Notes may be subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligations under the notes. While the Fund is entitled to receive from the bank or broker any dividends or other distributions paid on the underlying securities linked to its investment in P-Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Restricted and Illiquid Securities – A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the resale limitations provided by Rule 144A or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. None of the Fund’s restricted securities are considered to be illiquid. As of June 30, 2018, Rule 144A and Regulation S securities held in the Fund totalled $5,502,092, representing 10.16% of net assets.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The Fund may invest up to 15% of its net assets in illiquid securities. All or a portion of a security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven calendar days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. As of June 30, 2018, the Fund had investments in partially illiquid securities with a total value of $3,584,166 or 6.62% of total net assets.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

For the fiscal year ended June 30, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were primarily due to reclassification of 988 gains and losses and foreign capital gains taxes:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(144,725)	$144,725

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. P-Notes are valued based on an evaluated price provided by an independent pricing service. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2018:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$24,569,764	$22,654,817	$—	$47,224,581
Participation (Equity Linked) Notes*	—	5,502,052	—	5,502,052
Money Market Funds	375,098	—	—	375,098
Total	$24,944,862	$28,156,869	$—	$53,101,731

*	Refer to the Schedule of Investments for country classifications.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The Fund’s policy is to record transfers between levels at the end of the reporting period. Equity securities traded on foreign exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met and classified in Level 2. When the securities are valued based on an exchange traded closing price, they are classified in Level 1. The following is a reconciliation of transfers between category levels as of June 30, 2017 and June 30, 2018:

Transfers into Level 1	$7,636,639
Transfers out of Level 2	(7,636,639)
Net Transfers	$—

Transfers into Level 2	$10,756,487
Transfers out of Level 1	(10,756,487)
Net Transfers	$—

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the Fund’s average daily net assets. For the period April 9, 2018 through June 30, 2018, the Adviser earned a fee of $183,434 from the Fund. At June 30, 2018, the Fund owed the Adviser $46,258 for advisory services. Prior to April 9, 2018, Frontegra Asset Management Inc. (“Frontegra”), the Predecessor Fund’s investment adviser, was paid at an annual rate of 1.45% and earned fees of $670,218.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% and 1.89% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively through October 31, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. For the period April 9, 2018 to June 30, 2018, the Adviser waived fees and reimbursed expenses in the amount of $43,591 for the Fund. Frontegra agreed to waive its management fee and/or reimburse certain expenses to ensure the Predecessor Fund’s operating expenses did not exceed 1.85% and 2.00% for Institutional Class and Service Class, respectively. For the period July 1, 2017 to April 6, 2018, Frontegra waived fees in the amount of $137,840. Fees waived by Frontegra were no longer repayable as of April 6, 2018.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within three years following the date in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. As of June 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $43,591, pursuant to the aforementioned, conditions, from the Fund no later than June 30, 2021.

Effective April 9, 2018, Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended June 30, 2018, the Administrator earned fees of $8,728 for administration services, $6,831 for fund accounting services, $5,564 for transfer agent services, and $3,000 for compliance services. At June 30, 2018, the Fund owed the Administrator $10,188 for such services. Prior to April 9, 2018, the Predecessor Fund was serviced by U.S. Bancorp Fund Services, LLC. During the period July 1, 2017 to April 9, 2018, U.S. Bancorp Fund Services earned $10,597 for its services.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, on behalf of the Fund’s Service Class, has adopted a Administrative Services Plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual fee of up to 0.15% per year of the average daily net assets of the Service Class to financial intermediaries who provide ongoing account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other administrative, recordkeeping, sub-accounting and other administrative services for Service Class shareholders. For the year ended June 30, 2018, the Service Class incurred fees of $21,755.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2018, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$22,543,759
Sales	22,447,983

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2018.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2018, Mercy Investment Services, Inc. owned 53.54% of the Fund. At June 30, 2018, Charles Schwab & Co., Inc. owned 34.71% of the Fund. It is not known whether Mercy Investment Services, Inc., Charles Schwab & Co., or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At June 30, 2018, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$7,757,619
Gross unrealized depreciation	(6,579,333)
Net unrealized appreciation	$1,178,286

Tax Cost	$51,929,474

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The tax character of distributions paid during the fiscal period ended June 30, 2018 and 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$1,584,314	$127,661
Long-Term Capital Gains	1,020,165	—
Total distributions paid	$2,604,479	$127,661

As of June 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$2,672,462
Accumulated capital and other losses	(1,495,399)
Unrealized appreciation	1,178,286
$2,355,349

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since June 30, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Silk Invest New Horizons Frontier Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2018

To the Shareholders of Silk Invest New Horizons Frontier Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Silk Invest New Horizons Frontier Fund (the “Fund”), a series of Unified Series Trust, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the three periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 28, 2018

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2018 to June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

		Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Silk Invest New Horizons Frontier Fund
Institutional Class	Actual	$ 1,000.00	$ 946.30	$ 8.69	1.80%
	Hypothetical (b)	1,000.00	1,015.87	9.00	1.80%
Service Class	Actual	1,000.00	945.40	9.41	1.95%
	Hypothetical (b)	1,000.00	1,015.12	9.74	1.95%

(a)	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Assumes a 5% annual return before expenses.

OTHER FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended June 30, 2018, the Fund designates 90.37% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Foreign Tax Credit Pass Through: The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $1.30 and the foreign tax expense per share was $0.04.

For the year ended June 30, 2018, the Fund designated $1,020,165 as long-term capital gain distributions.

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

TRUSTEES AND OFFICERS– (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

MANAGEMENT AGREEMENT APPROVAL – (Unaudited)

The Silk Invest New Horizons Frontier Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the Fund’s management agreement with its investment adviser, Silk Invest Limited (“Silk Invest”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Committee convened on February 6, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Silk Invest. At the Trustees’ quarterly meeting held in February 2018, the Committee and the Board interviewed certain executives of Silk Invest, including Silk Invest’s Managing Director, Head of US Business Development, its Chief Operating Officer, its CEO & Group CIO, and its Head of Investment Solutions & Liquid Alternatives. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Silk Invest (the “Independent Trustees”), approved the management agreement between the Trust and Silk Invest for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Silk Invest proposed to provide to the Fund, which included, but were not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Silk Invest’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Silk Invest who would provide services to the Fund. The Trustees concluded that Silk Invest has adequate resources to provide satisfactory investment management services to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the performance of the Institutional Class of the Frontier Silk Invest New Horizons Fund (the “Predecessor Fund”), which would be the accounting survivor of the Fund upon consummation of the pending reorganization. The Trustees observed that the Predecessor Fund underperformed the MSCI Frontier Markets NR USD and MSCI Frontier Emerging Markets Index NR USD for the one-year period ended. The Trustees observed that the Predecessor Fund also underperformed the Morningstar Diversified Emerging Markets category for the one-year period. The Trustees considered Silk Invest’s explanation that Silk Invest’s goal is to invest over the long term, finding companies in the early stages of market cycles. It was the consensus of the Trustees that it was reasonable to conclude that Silk Invest has the ability to manage the Fund successfully from a performance standpoint.

(iii)    Fee Rate and Profitability. The Trustees noted that the proposed gross management fee for the Fund was higher than the average and the median for funds anticipated to be of comparable size in the Morningstar Diversified Emerging Markets category. The Trustees also considered that Silk Invest has agreed to waive its management fees and/or reimburse expenses of the Fund through October 31, 2019, in an amount that would result in an estimated net advisory fee of 1.20% for the first year of operations. The Trustees also considered information provided by Silk Invest regarding the management fee it charges for managing separate accounts in Europe using similar strategies it uses to manage the Fund. The Trustees noted that the management fee for separate accounts may be higher or lower than the Fund’s gross management fee depending on investment size and mandate. The Trustees noted that Silk Invest estimates that it would earn a profit of 9% before deduction of marketing expenses and 5% after deduction of marketing expenses as a result of managing the Fund for the first two years of operation.

MANAGEMENT AGREEMENT APPROVAL – (Unaudited) (continued)

The Trustees noted that the Service Class of the Fund would charge an administrative service fee for payment of shareholder servicing fees. They noted that the Administrative Services Plan was a reimbursement plan and that Silk Invest would not profit from it. They further noted that Silk Invest anticipated payment of certain expenses out of its net profits from managing the Fund. The Trustees noted Silk Invest’s representation that it does not intend to enter into soft-dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the proposed advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Silk Invest’s proposed services to the Fund, the fees paid by comparable mutual funds, and the anticipated profitability of Silk Invest’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Silk Invest will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the Fund during the first two years of operation and Silk Invest’s level of profitability in managing the Fund, it does not appear that Silk Invest will realize benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 797-9745 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 797-9745 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and
Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Silk Invest Limited

78 Cannon Street

London, EC4N 6HL

United Kingdom

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Silk Invest New Horizons Frontier Fund:	FY 2018	$18,500

(b)	Audit-Related Fees

Silk Invest New Horizons Frontier Fund	FY 2018	$0

(c)	Tax Fees

Silk Invest New Horizons Frontier Fund	FY 2018	$10,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Silk Invest New Horizons Frontier Fund	FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	8/27/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	8/27/18

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	8/27/18